Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 444,187,500.00
Previously Paid Amount	65,908.22
Total Fee Amount	61,342.29
Total Offset Amount	0.00
Net Fee	$ 0.00